March 12, 2015

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Deferred Variable Annuity Account (811-04961)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Deferred Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's annual report for the period ending December 31, 2014 has been transmitted to contract owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Filer/Entity: Deutsche Variable Series I
Registration No.: 811-04257
CIK No.: 0000764797
Fund:    Deutsche Capital Growth VIP - Class B
Deutsche International VIP - Class A
Accession No.: 0000088053-15-000221
Date of Filing: 2015-02-25

Filer/Entity: Deutsche Variable Series II
Registration No.: 811-05002
CIK No.: 0000810573
Fund:    Deutsche Money Market VIP - Class A
Accession No.: 0000088053-15-000206
Date of Filing: 2015-02-25

Filer/Entity: Pioneer Variable Contracts Trust /MA/
Registration No.: 811-08786
CIK No.: 0000736913
Fund:    Pioneer Bond VCT Portfolio - Class I Shares
Pioneer Fund VCT Portfolio - Class I Shares
Pioneer Select Mid Cap Growth VCT Portfolio - Class I Shares
Accession No.: 0000898432-15-000372
Date of Filing: 2015-03-03

If you have any questions regarding this filing, please contact me at
(425) 256-5026.

Sincerely,

/s/Jacqueline M. Veneziani

Jacqueline M. Veneziani
Vice President and Associate
General Counsel

RE: Your Symetra Life Insurance Company Regulatory Documents

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the link below to view the regulatory documents for your variable annuity or variable life product(s).

http://prtdocs.newriver.com/symetra/xxxxxxxxx.pdf

Regulatory documents, including the financial statements for Symetra Life Insurance Company, are also available online at www.symetra.com or you can request copies by calling us at 1-800-796-3872. As always, Symetra is committed to providing you with outstanding products and exceptional services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST or your registered representative.

Thomas M. Marra
President
Symetra Life Insurance Company

The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify Symetra immediately. Thank you for your cooperation.

Re: Have you changed your email address?

Dear Valued Customer:

We have attempted three times to notify you by e-mail that you have a new regulatory document available for viewing, but each time the email has been returned as undeliverable. This is a concern for us because the Securities and Exchange Commission (SEC) requires that we notify you when a new regulatory document is available for viewing.

Please log into your account and update your e-mail address immediately so that we can continue to provide you with the convenience of electronic delivery.

To satisfy SEC requirements, we are enclosing the regulatory document(s) for your Symetra Life Insurance Company variable annuity contract and/or variable life insurance policy with this mailing. Regulatory documents, including the financial statements for Symetra Life Insurance Company, if not enclosed with this letter, are available online at www.symetra.com or you can request copies by calling us at 1-800-796-3872.

Please note: We are required by law to deliver certain documents to you and so, unless we receive a new e-mail address for you, we will have to return to sending you paper reports for all subsequent regulatory mailings.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00am to 4:30pm, PST.

Sincerely,

Thomas M. Marra
President
Symetra Life Insurance Company